Exhibit 99.1

Veralto to Participate in Baird’s 2023 Global Industrial Conference

WALTHAM, Mass., (November 3, 2023) – Veralto (NYSE: VLTO), a global leader in essential water and product quality solutions dedicated to Safeguarding the World's Most Vital Resources™ announced that it will participate in Baird’s 2023 Global Industrial Conference.

Jennifer L. Honeycutt, President and Chief Executive Officer and Sameer Ralhan, Senior Vice President and Chief Financial Officer will present and participate in a fireside chat beginning at 10:05 a.m. Eastern Time on Tuesday, November 7, 2023.

A live webcast of the presentation and accompanying materials can be accessed on Veralto’s website via this link: Events & Presentations | Veralto. An archive of the webcast will be accessible on the website for approximately 90 days following the event.

ABOUT VERALTO

With annual sales of nearly $5 billion, Veralto is a global leader in essential technology solutions with a proven track record of solving some of the most complex challenges we face as a society. Our industry-leading companies with globally recognized brands are building on a long-established legacy of innovation and customer trust to create a safer, cleaner, more vibrant future. Headquartered in Waltham, Massachusetts, our global team of 16,000 associates is committed to making an enduring positive impact on our world and united by a powerful purpose: Safeguarding the World's Most Vital Resources™.

FORWARD-LOOKING STATEMENTS

Certain statements in this release, including the statement regarding the Company's anticipated fourth quarter and full year 2023 non-GAAP core sales growth, the Company’s differentiation and positioning to continue delivering sustainable, long-term shareholder value and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. All statements other than historical factual information are forward-looking statements, including, without limitation, statements regarding: projections of revenue, expenses, profit, profit margins, tax rates, tax provisions, cash flows, pension and benefit obligations and funding requirements, Veralto’s liquidity position or other financial measures; Veralto’s management’s plans and strategies for future operations, including statements relating to anticipated operating performance, cost reductions, restructuring activities, new product and service developments, competitive strengths or market position, acquisitions and the integration thereof, divestitures, spin-offs, split-offs or other distributions, strategic opportunities, securities offerings, stock repurchases, dividends and executive compensation; the effects of the separation or the distribution on Veralto’s business; growth, declines and other trends in markets Veralto sells into; new or modified laws, regulations and accounting pronouncements; future regulatory approvals and the timing thereof; outstanding claims, legal proceedings, tax audits and assessments and other contingent liabilities; future foreign currency exchange rates and fluctuations in those rates; general economic and capital markets conditions; the anticipated timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that Veralto intends or believes will or may occur in the future. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Form 10 and our Quarterly Report on Form 10Q. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

Investor Relations Contact:
Ryan Taylor
Vice President, Investor Relations
investors@veralto.com

Media Relations Contact:
Steve Field
Vice President, Communications
steve.field@veralto.com